Commitments	12 Months Ended
Dec. 31, 2023
Capital commitments [abstract]
Commitments

36. Commitments

Contractual obligations and commitments	2023 £m	2022 £m
Contracted for but not provided in the financial statements:
Intangible assets	16,329	10,659
Property, plant and equipment	762	743
Investments	153	138
Purchase commitments	31	161
Pensions and post-retirement benefits	–	345
Interest on loans	5,446	6,322
Future finance charges on leases	254	146
Lease contracts that have not yet commenced	5	395
	22,980	18,909
The commitments related to intangible assets include milestone payments, which are dependent on successful clinical development or on meeting specified sales targets, and which represent the maximum that would be paid if all milestones, however unlikely, are achieved. The amounts disclosed are not risk-adjusted or discounted. The increase in intangible asset commitments in 2023 is mainly attributable to new R&D collaborations including collaborations with Wave Life Sciences USA, Inc. and Shanghai Hansoh Biomedical Co. Ltd.
In 2022, GSK reached an agreement with the trustees of the UK pension schemes to make additional contributions of £1,080 million, to eliminate the pension deficit identified at the 31 December 2020 actuarial funding valuation. Prior to the Consumer Healthcare demerger, GSK agreed to collateralise this commitment and accelerate funding with additional contributions (Refer to Note 31 'Pensions and other post-employment benefits'). At 31 December 2023, £nil (2022: £345 million) additional contributions were unpaid.
Included within the total commitments above is £30 million related to nature based carbon removal projects that support GSK’s net-zero and nature positive goals and £46 million related to the transition to a lower-carbon propellant.
The table excludes any amounts already capitalised in the Financial Statements for the year end 2023.